UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2004

MCLEODUSA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-20763	42-1407240

(Commission File Number)	(IRS Employer Identification No.)

McLeodUSA Technology Park 6400 C Street SW, P.O. Box 3177 Cedar Rapids, IA	52406-3177

(Address of principal executive offices)	(Zip Code)

(319) 364-0000

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)

In a press release issued December 14, 2004, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1, we announced that Stephen C. Gray resigned as President and Director on the same date, effective December 31, 2004. Mr. Gray confirmed that he had no disagreements with our Board of Directors or management.

ITEM 9.01 Financial Statements and Exhibits

(c)

Exhibit No.	Description

99.1	Press Release of McLeodUSA Incorporated, dated December 14, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCLEODUSA INCORPORATED

Dated:	December 15, 2004	By:	/s/ G. Kenneth Burckhardt

Name:	G. Kenneth Burckhardt
Title:	Executive Vice President and Chief Financial Officer